UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2016

BOLLENTE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54219	26-2137574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 N. Gainey Center Dr., Suite 270
Scottsdale, Arizona 85258
(Address of Principal Executive Offices, including zip code)

(480) 275-7572
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Effective as of June 23, 2016, Michael Stebbins was appointed to serve as a director of our company.

Mr. Stebbins, age 34, is currently the President and a Director of Bollente, Inc., a Nevada corporation and wholly-owned subsidiary of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLLENTE COMPANIES, INC.

By: /S/ Robertson J. Orr
Robertson J. Orr, CEO

Date:  June 29, 2016